UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2007
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
6500 Trowbridge Drive
El Paso, Texas 79905
(Address of principal
executive offices)

(915) 775-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On May 29, 2007, Western Refining, Inc. and Giant Industries, Inc. issued a press release announcing that the U.S. District Court for the District of New Mexico denied the Federal Trade Commission’s request for a preliminary injunction related to the companies’ proposed merger and dissolved the temporary restraining order issued on April 13, 2007. A copy of the press release is filed with this report as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 Financial Statements and Other Exhibits
(c)	Exhibits

Exhibit No.	Description

99.1*	Press Release dated May 29, 2007

*	Filed herewith
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

	By:	/s/ Scott D. Weaver

	Name:	Scott D. Weaver
	Title:	Chief Administrative Officer
Dated: May 29, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated May 29, 2007.

*	Filed herewith